UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report September 24, 2021 (Date of earliest event reported):

Ritchie Bros. Auctioneers Incorporated

(Exact name of registrant as specified in its charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 0C6

(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 24, 2021, Ritchie Bros. Auctioneers Incorporated, a Canada corporation (the “Company”), Ritchie Bros. Holdings Inc., a Washington corporation and subsidiary of the Company (the “Company Sub”), Lego Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company Sub (“Merger Sub”), SmartEquip, Inc., a Delaware corporation (“SmartEquip”), Bryan Rich, Alexander Schuessler, Fernando Pinera, Theresa Jones and Ron Piccolo (each, a “Key Securityholder” and collectively, the “Key Securityholders”), Bryan Rich, Alexander Schuessler and Fernando Pinera (each, a “Rollover Member” and collectively, the “Rollover Members”) and Fortis Advisors LLC, in its capacity as seller representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will acquire SmartEquip by Merger Sub merging with and into SmartEquip, with SmartEquip continuing as the surviving corporation and an indirect wholly owned subsidiary of the Company (the “Merger”).

Under the terms of the Merger Agreement, all of the issued and outstanding common shares of SmartEquip (the “Common Shares”) and in-the-money outstanding options (the “Options”) and warrants (the “Warrants”) shall be converted into the right to receive from Company Sub the Merger Consideration, consisting of $175,000,000 (the “Purchase Price”), subject to certain adjustments, including for working capital, indebtedness, and SmartEquip’s transaction expenses. The Purchase Price will be paid in cash, with the exception of a portion of the consideration payable to each of the Rollover Members who are entering into employment agreements with the Company or an affiliate, which will be paid in Company common shares (the “Consideration Shares”), based on a 30-day volume weighted average price for the period ending three business days before the closing date. The Consideration Shares will be subject to transfer and forfeiture restrictions that will lapse, with certain exceptions for each Rollover Member in one-third increments on each of the first three anniversary dates of the closing date if the Rollover Member is still employed by the Company or any of its affiliates, with all forfeiture restrictions to lapse by the third anniversary of the closing date for each Rollover Member if the Rollover Member is still employed by the Company or any of its affliates as of that date.

The Merger Agreement contains customary representations and warranties of SmartEquip, the Rollover Members, Merger Sub, Company Sub and the Company, as well as covenants regarding SmartEquip's operation of its business prior to the closing of the Merger and certain protective covenants under which the Key Securityholders have agreed not to take certain actions competitive with, or harmful to, SmartEquip’s business after the closing. Additionally, the Merger Agreement contains provisions regarding indemnification by the SmartEquip securityholders and Rollover Members, and by Company Sub. Company Sub has agreed to obtain a representation and warranty insurance policy with respect to the Merger (the “R&W Insurance Policy”), and will deposit into escrow specified portions of the total consideration otherwise payable in the Merger, to be held in escrow for, among other purposes, indemnification claims for a period of 12 months following the completion of the Merger, and purchase price adjustments, if any, under the Merger Agreement.

Completion of the Merger is subject to additional customary closing conditions, including, among other conditions, (i) the adoption of the Merger Agreement by certain specified SmartEquip stockholders, (ii) appraisal rights having not been asserted with respect to greater than five percent of the outstanding shares of SmartEquip’s common stock, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and (iv) the Consideration Shares having been conditionally approved for listing by the Toronto Stock Exchange, subject to satisfaction of the conditions contained in the conditional approval letter, and approved for listing by the New York Stock Exchange.

The Merger Agreement contains termination rights of Company Sub and SmartEquip, including (i) by mutual agreement, (ii) upon a material, uncured breach of the Merger Agreement, or (iii) upon a failure to close the Merger by December 31, 2021 (the “Outside Date”) if certain conditions are met.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated by reference into this Item 3.02.

The portion of the Purchase Price that will be satisfied through the issuance of Consideration Shares will be $4,100,000 in the aggregate. The Consideration Shares will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and were offered and will be sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) or Rule 506 under the Securities Act for transactions not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On September 27, 2021, the Company issued a press release announcing entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated September 24, 2021 among Ritchie Bros. Auctioneers Incorporated, Ritchie Bros. Holdings Inc., Lego Merger Sub, Inc., SmartEquip, Inc., the Key Securityholders, the Rollover Members and Fortis Advisors LLC
99.1	Press release dated September 27, 2021
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2021	Ritchie Bros. Auctioneers Incorporated

	By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated September 24, 2021 among Ritchie Bros. Auctioneers Incorporated, Ritchie Bros. Holdings Inc., Lego Merger Sub, Inc., SmartEquip, Inc., the Key Securityholders, the Rollover Members and Fortis Advisors LLC
99.1	Press release dated September 27, 2021
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)